UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 6, 2025

PERASO INC.
(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2033 Gateway Pl., Suite 500

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Peraso Inc. (the “Company”) is providing an update on its outstanding securities. As of October 3, 2025, there were 7,579,223 shares of common stock, par value $0.001 per share (the “Common Stock”), outstanding and one share of Series A special voting preferred stock outstanding. In addition, as of October 3, 2025, there were:

●	837,380 shares of Common Stock being held in abeyance for the benefit of a former holder of exercised warrants that were subject to beneficial ownership limitations;

●	57,085 shares of Common Stock issuable upon the exchange of exchangeable shares;

●	1,333,794 shares of Common Stock issuable upon the exercise of outstanding stock options, which options have a weighted average exercise price of $3.38 per share;

●	2,809 shares of Common Stock issuable upon the vesting of restricted stock units;

●	213,438 shares of Common Stock available for future issuance under the Company’s Amended and Restated 2019 Stock Incentive Plan;

●	7,143 shares of Common Stock issuable upon exercise of warrants dated June 2, 2023, at $28.00 per share;

●	142,857 shares of Common Stock issuable upon exercise of placement agent warrants dated June 2, 2023, at $28.00 per share;

●	91,875 shares of Common Stock issuable upon exercise of warrants dated November 30, 2022, at $40.00 per share;

●	3,974,520 shares of Common Stock issuable upon exercise of Series A warrants dated February 8, 2024, at $2.25 per share;

●	139,108 shares of Common Stock issuable upon exercise of underwriter warrants dated February 8, 2024, at $2.625 per share;

●	1,293,650 shares of Common Stock issuable upon exercise of Series C Warrants dated November 6, 2024, at $1.61 per share;

●	2,246,030 shares of Common Stock issuable upon exercise of Series D Warrants dated November 6, 2024, at $1.61 per share;

●	157,223 shares of Common Stock issuable upon exercise of placement agent warrants dated November 6, 2024, at $1.625 per share;

●	952,380 shares of Common Stock issuable upon exercise of Series E Warrants dated September 12, 2025, at $1.25 per share; and

●	66,667 shares of Common Stock issuable upon exercise of Placement Agent Warrants dated September 12, 2025, at $1.475 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: October 6, 2025	By:	/s/ James Sullivan
James Sullivan Chief Financial Officer

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